UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SIGNATURE GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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15301 Ventura Boulevard

Suite 400

Sherman Oaks, California 91403

Dear Stockholder:

On behalf of the Board of Directors and management of Signature Group Holdings, Inc. (“we” or the “Company”), you are cordially invited to attend the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the offices of Crowell & Moring LLP, 515 South Flower Street, 40th Floor, Los Angeles, California, 90071 on April 29, 2014, beginning at 10:00 a.m. Pacific Time. The accompanying Notice of Annual Meeting and proxy statement are designed to answer your questions and provide you with important information regarding our Board of Directors and senior management, and provide you with information about the items of business that will be acted upon at the Annual Meeting.

Our Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors strongly recommends that you vote (i) “FOR” the director nominees specified under Proposal 1; (ii) “FOR” the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 under Proposal 2; and (iii) “FOR” the approval of, on an advisory basis, the compensation of our named executive officers. All of these proposals will be listed in the WHITE proxy card included with the enclosed proxy statement that you receive for the Annual Meeting.

We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important your shares be represented and voted at the Annual Meeting. We urge you to read the enclosed proxy statement and then sign, date and return the enclosed WHITE proxy card (or follow the instructions in the enclosed WHITE proxy card to vote by telephone or via the Internet) at your earliest convenience.

This year’s Annual Meeting is a particularly important one, and YOUR vote is essential. Lee P. Crockett (“Mr. Crockett”) has notified the Company that he intends to nominate himself to stand for election at the Annual Meeting. You may receive solicitation materials, including proxy statements and proxy cards, from Mr. Crockett seeking your proxy to vote for him. At this time, we have no knowledge whether Mr. Crockett will actually proceed with the solicitation for the election of himself at the Annual Meeting. We bear no responsibility for the accuracy or completeness of any solicitation materials distributed, or any statements made, by or on behalf of Mr. Crockett. THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. CROCKETT. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

If you already have submitted a proxy card sent to you by, or on behalf of, Mr. Crockett, you can revoke that proxy by submitting another proxy over the Internet or by telephone, or by completing, dating, signing and returning your WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy you submit will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

If you need assistance voting, please should contact our proxy solicitor, Morrow & Co., LLC, by calling 800-662-5200. Banks and brokerage firms should call Morrow at 203-658-9400.

On behalf of the Board of Directors, we look forward to greeting in person as many of our stockholders as possible.

Sincerely,

Craig T. Bouchard

Chairman of the Board and Chief Executive Officer

April 4, 2014

15301 Ventura Boulevard

Suite 400

Sherman Oaks, California 91403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held April 29, 2014

The 2014 Annual Meeting of Stockholders of Signature Group Holdings, Inc. (the “Annual Meeting”), a Delaware corporation, will be held at the offices of Crowell & Moring LLP, 515 South Flower Street, 40th Floor, Los Angeles, California, 90071 on April 29, 2014, beginning at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect the following five directors to the Board of Directors, each to hold such office until the next annual meeting of stockholders or until his successor has been elected and qualified: Craig T. Bouchard, Peter C.B. Bynoe, Patrick E. Lamb, Raj Maheshwari and Philip G. Tinkler;

2.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve, by advisory vote, the compensation of our named executive officers, as described in the proxy statement accompanying this notice; and

4.	To transact such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the director nominees, “FOR” the ratification of the selection of our independent registered public accounting firm and “FOR” the approval, by advisory vote, of the compensation of our named executive officers.

Only stockholders of record at the close of business on March 27, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. Please vote in one of the following ways:

•	Vote by Telephone: You can vote your shares by telephone by calling the toll-free number indicated on your WHITE proxy card on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•	Vote by Internet: You can also vote via the Internet by following the instructions on your WHITE proxy card. The website address for Internet voting is indicated on your WHITE proxy card. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

•	Vote by Mail: If you choose to vote by mail, complete, sign, date and return your WHITE proxy card in the postage-paid envelope provided. Please promptly mail your WHITE proxy card to ensure that it is received prior to the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are urged to read the enclosed proxy statement and then vote your WHITE proxy card promptly by telephone, via the Internet, or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. If you are the beneficial owner or you hold your shares in “street name,” please follow the voting instructions provided by your bank, broker, or other nominee to direct them to vote your shares on your behalf.

If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. However, in order to vote your shares in person at the Annual Meeting, you must be a stockholder of record on the Record Date or hold a legal proxy from your bank, broker or other holder of record permitting you to vote at the Annual Meeting.

This year’s Annual Meeting is a particularly important one, and YOUR vote is essential.

Lee P. Crockett (“Mr. Crockett”), a stockholder of the Company, has notified the Company that he intends to nominate himself to stand for election at the Annual Meeting. You may receive solicitation materials, including proxy materials or proxy cards, from Mr. Crockett seeking your proxy to vote for him. We bear no responsibility for the accuracy or completeness of any such materials or statements made by or on behalf of Mr. Crockett. At this time, we have no knowledge whether Mr. Crockett will actually proceed with the solicitation for the election of himself at all. THE BOARD OF DIRECTORS URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. CROCKETT. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES WHOSE NAMES ARE SET FORTH ON THE ENCLOSED WHITE PROXY CARD. Even if you have already returned a proxy card sent to you by, or on behalf of, Mr. Crockett, you have every right to change your vote. You may revoke that proxy and vote as recommended by the Board of Directors by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy you submit will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. THE BOARD OF DIRECTORS URGES YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY MR. CROCKETT, EVEN AS A PROTEST VOTE AGAINST MR. CROCKETT BECAUSE IT WILL NEGATE ANY EARLIER CARD YOU MAY HAVE SUBMITTED IN SUPPORT OF YOUR BOARD’S NOMINEES.

If you have any questions or need assistance in voting your shares of Signature common stock, please contact our proxy solicitor Morrow & Co., LLC (“Morrow”) by calling 800-662-5200. Banks and brokerage firms should call Morrow at 203-658-9400.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 29, 2014

The proxy statement, the WHITE proxy card and related proxy materials for this Annual Meeting and Signature’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Annual Report”) are available over the Internet at www.signaturegroupholdings.com.

Only the latest validly executed proxy that you submit will be counted. To obtain directions to the Annual Meeting, contact Morrow at 800-662-5200.

By Order of the Board of Directors

W. Christopher Manderson

Corporate Secretary and General Counsel

Sherman Oaks, California

April 4, 2014

SIGNATURE GROUP HOLDINGS, INC.

15301 Ventura Boulevard

Suite 400

Sherman Oaks, California 91403

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Our Board of Directors is soliciting proxies to be voted at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on April 29, 2014, at 10:00 a.m. Pacific Time, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxies solicited hereby are being first sent or delivered to stockholders on or about April 4, 2014.

As used in this proxy statement, the terms “Signature,” “Company,” “we,” “us” and “our” refer to Signature Group Holdings, Inc., a Delaware corporation, and the terms “Board of Directors” and the “Board” refer to the Board of Directors of Signature.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials from Signature?

The Board of Directors has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting, which will be held on April 29, 2014 at 10:00 a.m. Pacific Time, at the offices of Crowell & Moring LLP, 515 South Flower Street, 40th Floor, Los Angeles, California, 90071. We made these materials available to stockholders beginning on or about April 4, 2014 on the Securities and Exchange Commission’s (“SEC” or the “Commission”) website, www.sec.gov, and the Company’s website, www.signaturegroupholdings.com. We will begin mailing the proxy statement and the proxies solicited hereby to stockholders beginning on or about April 4, 2014. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement using the instructions on the WHITE proxy card.

Who is entitled to vote?

Stockholders who own shares of our common stock of record or beneficially, at the close of business on March 27, 2014 (the “Record Date”), are entitled to vote on matters that come before the Annual Meeting. As of the Record Date, we had 12,254,649 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

What is included in these proxy materials?

These materials include:

•	The Notice;

•	This proxy statement; and

•	Our Annual Report, which includes our audited consolidated financial statements.

If you were mailed a full set of proxy materials or requested printed versions of these materials by mail, these materials also include the WHITE proxy card for the Annual Meeting.

What am I voting on at the Annual Meeting?

Stockholders will be voting on the following proposals at the Annual Meeting:

•	Proposal 1—the election of the following five directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified: Craig T. Bouchard, Peter C.B. Bynoe, Patrick E. Lamb, Raj Maheshwari and Philip G. Tinkler;

•	Proposal 2—the ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	Proposal 3—the approval, by advisory vote, of the compensation of our named executive officers as described in this proxy statement.

We may also transact such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

What constitutes a quorum for the Annual Meeting?

The presence of the owners of a majority of the shares eligible to vote at the Annual Meeting is required in order to hold the Annual Meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted by telephone, via the Internet or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the Annual Meeting. Under the General Corporation Law of the State of Delaware, at the Annual Meeting, both the shares associated with withheld votes, abstentions and broker non-votes will be counted as present and entitled to vote and therefore, will count for purposes of determining whether a quorum is present at the Annual Meeting. However, in a contested election, there will be no broker non-votes, and shares for which beneficial owners have not provided voting instructions to their banks or brokers will NOT count for purposes of calculating whether a quorum is present.

How does the Board recommend that I vote?

The Board recommends that you vote your shares on the WHITE proxy card (i) “FOR” each of the director nominees specified under Proposal 1; (ii) “FOR” the ratification of the appointment of Squar Milner as our independent registered public accounting firm for the fiscal year ending December 31, 2014 under Proposal 2; (iii) “FOR” approval, by advisory vote, of the compensation of our named executive officers under Proposal 3. The Board strongly urges you not to sign or return any proxy card that may be sent to you by Lee P. Crockett (“Mr. Crockett”).

How do I vote for the Board’s recommended nominees and the various other proposals?

Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Please vote in one of the following ways:

•	Vote by Telephone: You can vote your shares by telephone by calling the toll-free number indicated on your WHITE proxy card on a touch-tone telephone 24 hours a day. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

•	Vote by Internet: You can also vote via the Internet by following the instructions on your WHITE proxy card. The website address for Internet voting is indicated on your WHITE proxy card. Internet voting also is available 24 hours a day. If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

•	Vote by Mail: If you choose to vote by mail, complete, sign, date and return your WHITE proxy card in the postage-paid envelope provided. Please promptly mail your WHITE proxy card to ensure that it is received prior to the Annual Meeting.

By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to promptly vote your proxy “FOR” each of the Board’s nominees and the other proposals recommended by the Board by telephone, via the Internet, or by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. If you vote your proxy by telephone, via the Internet, or submit your executed WHITE proxy card by mail, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this proxy statement.

What if I hold my shares in “street name”?

If you hold your shares in “street name,” through a bank, broker or other holder of record (i.e., a “custodian”), your custodian is considered the stockholder of record for purposes of voting at the Annual Meeting. Your custodian is required to vote your shares on your behalf in accordance with your instructions.

Contested Election

For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both the Company and Mr. Crockett in a contested election, all items listed in the notice for the meeting will be considered “non-routine” matters. Therefore, your custodian will not be able to use its own discretion to vote your shares (a “broker non-vote” as discussed further below) for any proposal at the Annual Meeting and may only vote based on your instructions. If you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. Accordingly, we urge you to promptly give instructions to your custodian to vote “FOR” each of the Board’s director nominees in Proposal 1 and “FOR” Proposals 2 and 3 by using the voting instruction card provided to you by your custodian. You will be given the option of voting by telephone, via the Internet, by mail or in person. Please note that if you intend to vote your street name shares in person at the Annual Meeting, you must provide a legal proxy from your custodian at the Annual Meeting.

Uncontested Election

In an uncontested election, if you do not give instructions to your custodian, your custodian is permitted to vote your shares with respect to “routine” matters, such as the ratification of the appointment of Squar Milner as our independent registered public accounting firm under Proposal 2. However, in an uncontested election, if you do not give instructions to your custodian, your custodian will NOT be permitted to vote your shares with respect to “non-routine” matters. Proposal 1 (Election of Directors) and Proposal 3 (Advisory Vote to Approve Executive Compensation) are considered non-routine matters. Accordingly, if you do not give your custodian specific instructions on Proposal 1 or Proposal 3 in an uncontested election, then your shares will be treated as “broker non-votes” with respect to those matters and will not be voted on the proposal(s) for which you did not provide instructions. When the vote is tabulated for any particular matter, shares associated with broker non-votes, if any, will only be counted for purposes of determining whether a quorum is present. Accordingly, we urge you to promptly give instructions to your custodian to vote “FOR” each of the Board’s director nominees in Proposal 1 and “FOR” Proposals 2 and 3 by using the voting instruction card provided to you by your custodian. You will be given the option of voting by telephone, via the Internet, by mail or in person. Please note that if you intend to vote your street name shares in person at the Annual Meeting, you must provide a legal proxy from your custodian at the Annual Meeting.

What is required to approve each proposal?

Proposal 1: Directors are elected by a plurality of votes cast at the Annual Meeting. Therefore, the five nominees who receive the most votes will be elected. Any shares not voted (whether by withheld vote, broker non-vote or otherwise) are not counted in determining the outcome of the election of directors. Stockholders may not cumulate votes.

Proposal 2: The ratification of Squar Milner as our independent registered public accounting firm for the fiscal year ending December 31, 2014 will be approved if the votes cast favoring the proposal exceed the votes cast opposing it. Any shares not voted (whether by abstention, broker non-vote, or otherwise) are not counted in determining the outcome of this proposal.

Proposal 3: The compensation of our named executive officers will be approved, by advisory vote, if the votes cast favoring the proposal exceed the votes cast opposing it. Any shares not voted (whether by abstention, broker non-vote or otherwise) are not counted in determining the outcome of this proposal. However, because this vote is advisory, the outcome of this vote will not be binding on the Board. The Board will review and consider the voting results of this Proposal 3 in making future decisions regarding the compensation of the Company’s executive officers.

Other Matters: Approval of any unscheduled matter, such as a matter incident to the conduct of the Annual Meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) are not counted in determining the outcome of the vote.

Why might I be receiving proxy materials from Lee P. Crockett?

Mr. Crockett, a stockholder of the Company, has notified the Company that he intends to nominate himself to stand for election at the Annual Meeting. You may receive solicitation materials, including a proxy statement and proxy card, from Mr. Crockett or others seeking your proxy to vote for Mr. Crockett, although at this time, we have no knowledge whether Mr. Crockett will send out any solicitation materials. We bear no responsibility for the accuracy or completeness of any such materials or statements made by or on behalf of Mr. Crockett. IF YOU DO RECEIVE ANY SOLICITATION MATERIALS OTHER THAN FROM THE COMPANY, THE BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY MR. CROCKETT OR ANY OTHER THIRD PARTY. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES, WHOSE NAMES ARE SET FORTH ON THE ENCLOSED WHITE PROXY CARD.

In the event Mr. Crockett or any other third party sends you a proxy card, voting to “WITHHOLD” with respect to Mr. Crockett’s self-nomination is not the same as voting for the Signature Board’s director nominees because a vote to “WITHHOLD” with respect to Mr. Crockett will revoke any proxy you previously submitted. If you have already voted using Mr. Crockett’s proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote?” below. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow & Co., LLC, toll free at 800-662-5200 or collect at 203-658-9400.

Can I change my vote?

You can change your vote by revoking your proxy at any time before it is exercised at the Annual Meeting in one of four ways:

•	vote again by telephone or via the Internet;

•	complete, sign, date and return a proxy card with a date later than the existing proxy (the updated proxy card must be received before the Annual Meeting);

•	vote in person at the Annual Meeting; or

•	notify the Corporate Secretary, Chris Manderson, in writing before the Annual Meeting, with a date later than your submitted proxy, that you are revoking your proxy.

Only the latest validly executed proxy that you submit will be counted.

The Board of Directors urges you to revoke any proxy card you may have returned that you received from Mr. Crockett. If you have previously signed a proxy card sent to you by Mr. Crockett, you have every right to change your vote. You may revoke that proxy and vote as recommended by the Board of Directors by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope or by voting via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted. Submitting a proxy card for Mr. Crockett—even if you withhold your vote on Mr. Crockett—will revoke any votes that you previously made on the WHITE proxy card. Accordingly, if you wish to vote pursuant to the recommendation of the Board of Directors, you should disregard any proxy card that you receive that is not a WHITE proxy card. Do not return any proxy card that you may receive from Mr. Crockett, even as a protest vote against Mr. Crockett.

What should I do if I receive more than one proxy card?

If you hold your shares of common stock in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the WHITE proxy card for each account. You should vote all of your shares of Common Stock.

Mr. Crockett has provided notice that he may nominate himself to stand for election as a director. As a result, you may receive solicitation material from Mr. Crockett. If you wish to vote pursuant to the recommendation of the Board of Directors, you should disregard any proxy card that you receive that is not a WHITE proxy card.

If you withhold your vote on Mr. Crockett using his proxy card, your vote will not be counted as a vote for the Board of Directors’ nominees and will result in the revocation of any previous vote that you may have cast on the WHITE proxy card. THE BOARD OF DIRECTORS URGES YOU NOT TO RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY MR. CROCKETT, EVEN AS A PROTEST VOTE AGAINST MR. CROCKETT.

How can I attend the Annual Meeting?

You are invited to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. In addition, if you are a stockholder of record (owning shares of common stock in your own name), prior to your being admitted to the Annual Meeting, your name will be verified against a list of registered stockholders on the Record Date. If you are not a stockholder of record but hold shares through a bank, broker or nominee (in street name), you must provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your bank, broker or nominee. Both record and beneficial stockholders should bring photo identification for entrance to the Annual Meeting.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

If one address is shared by two or more stockholders, companies and intermediaries (such as brokers) are permitted to use a delivery practice called “householding,” pursuant to which only one set of proxy materials will be sent to that address but a separate proxy card is included for each stockholder. This reduces printing and postage costs. Once you have received notice from the Company or your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you provide contrary instructions. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. The address and phone number of the Company is: ATTN: Corporate Secretary, Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, (805) 435-1255. If you are a beneficial owner of shares held in street name, you can request or cancel householding by contacting your bank, broker, or nominee.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Form 8-K after the Annual Meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings only if you comply with the requirements of the proxy rules established by the SEC and our Second Amended and Restated Bylaws.

Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for the 2015 annual meeting of stockholders, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 5, 2014, which is 120 calendar days prior to the anniversary of this year’s proxy mailing date. A stockholder who wishes to submit a proposal under Rule 14a-8 must qualify as an “eligible” stockholder and meet other requirements of the SEC.

Pursuant to the Company’s Second Amended and Restated Bylaws, if a stockholder wishes to submit a proposal that is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate an individual for election to the Board, the stockholder must provide timely notice to the Company. To be timely, the stockholder proposal or nomination must be mailed and received by, or delivered to, the secretary of the Company not later than January 29, 2015 or, if the date of the 2015 annual meeting of stockholders is more than 30 days earlier or later than April 29, 2015, then not later than ten days following the date that notice of the 2015 annual meeting of stockholders is first given. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal as described in the Second Amended and Restated Bylaws. A copy of the Second Amended and Restated Bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate website at www.signaturegroupholdings.com.

Nominations for director candidates for consideration by the Board’s Nominating and Governance Committee should include the information specified in our Second Amended and Restated Bylaws, which includes, among other matters, as to each person whom the stockholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

Stockholder proposals and nominations must be in writing and should be directed to our Corporate Secretary, Chris Manderson, at our principal executive offices: Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403.

How may I communicate with the Board of Directors or the independent directors on the Board?

You may contact any member of the Board of Directors by writing to the member c/o Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403. You may also send an email to the Board at investor.relations@signaturegroupholdings.com. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and forwarding such communications to the intended recipients where appropriate. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Signature. Concerns about accounting or auditing matters or communications intended for independent directors should be sent to the attention of the Chair of the Audit Committee at the email address above. Our directors may at any time review a log of all correspondence received by Signature that is addressed to the independent members of the Board and request copies of any such correspondence.

Who do I contact with additional questions?

We have retained Morrow & Co., LLC to act as proxy solicitor. If you have additional questions or need assistance voting your shares of Common Stock, you should contact them at:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Stockholders Call Toll-Free: 800-662-5200

Banks and Brokerage Firms, Please Call: 203-658-9400

BACKGROUND OF THE SOLICITATION

In October and December 2013, Lee P. Crockett, a stockholder of the Company, and Craig Bouchard exchanged correspondence relating to general matters. In December 2013, Mr. Crockett called a director of the Company to discuss general matters and the Company’s December 30, 2013 special meeting of stockholders, and subsequently followed that call with a message to the director. No agreements or understandings resulted from these conversations.

On March 21, 2014, the Company received a letter from Mr. Crockett nominating himself to stand for election to the Board of Directors at the Annual Meeting. At the time of the submission of that notice, Mr. Crockett stated that he was the beneficial owner of approximately 273,000 shares of common stock, or approximately 2.2% of the outstanding common stock. On March 23, 2014, at the Company’s request, Mr. Crockett submitted additional biographical information to the Company.

On March 25, 2014, counsel to the Company informed counsel to Mr. Crockett of the decision of the Nominating and Governance Committee of the Board not to include Mr. Crockett as a nominee of the Company at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting. All directors are elected annually and hold office until the next annual meeting of stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

Our Board of Directors has selected and approved the following persons as nominees for election at the Annual Meeting, each of whom currently serves on the Board and was elected by the Company’s stockholders at the last annual meeting: Craig T. Bouchard, Peter C.B. Bynoe, Patrick E. Lamb, Raj Maheshwari and Philip G. Tinkler. Each nominee for election has consented to be nominated, named as a nominee in this proxy statement and to serve if elected, and we do not know of any reason why any nominee would be unable to serve as a director.

If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate. The proxies solicited by this proxy statement may not be voted for more than five nominees.

The Board recommends that you use the enclosed WHITE proxy card (or follow the directions set forth in the WHITE proxy card to vote by telephone or via the Internet) to vote “FOR” each of the Board’s five nominees for director.

Background Information on Director Nominees

Set forth below is certain information, as of March 24, 2014, regarding each director nominee, including information regarding the experience, qualifications, attributes or skills of each nominee that led to the Board of Directors’ conclusion that the person should serve on the Board. In addition to the information set forth below, this proxy statement sets forth information relating to certain of our directors, officers, and employees who are considered “participants” in this proxy solicitation under the rules of the SEC by reason of their position as Company directors or because they may be soliciting proxies on our behalf.

Craig T. Bouchard (Age 60): Mr. Bouchard has served as the Chairman of the Board and Chief Executive Officer of Signature since June 2013. Mr. Bouchard is also Chairman of the Board and Chief Executive Officer of Cambelle-Inland, LLC, a small, private entity created in 2013 through which Mr. Bouchard manages certain investment activities in China. Prior to founding Cambelle-Inland, LLC, in 2010, Mr. Bouchard founded Shale-Inland, a leading master distributor of stainless steel pipe, valves and fittings, and stamped and fabricated parts to the United States energy industry with revenues approaching $1 billion. Mr. Bouchard served as the Chief Executive Officer and later as the Chairman of the Board of Shale-Inland through 2012. Before founding Shale-Inland, Mr. Bouchard was President and Vice Chairman of Esmark, Inc., a publicly traded company on the NASDAQ. Mr. Bouchard co-founded Esmark, Inc. in 2004. From 1998-2003, Mr. Bouchard was the President and Chief Executive Officer of New York based NumeriX, a risk management software company commanding a leading market share on Wall Street. Mr. Bouchard holds a Bachelor of Arts degree from Illinois State University, a Master of Economics degree from Illinois State University, and a Master of Business Administration degree from the University of Chicago.

Peter C.B. Bynoe (Age 63): Mr. Bynoe has served as a director of Signature since July 2013. Mr. Bynoe currently serves as the Chief Executive Officer of Rewards Network, Inc., a provider of credit card loyalty and rewards programs, a position he has held since September 2013. Prior to Rewards Network, Mr. Bynoe served, since February 2009, as a partner and Chief Operating Officer of Loop Capital LLC, a full-service investment banking firm based in Chicago. He joined Loop Capital as a Managing Director in February 2008. As Chief Operating Officer, Mr. Bynoe oversaw the firm’s mergers and acquisitions practice in the utility and power sector. Mr. Bynoe also currently serves as a Senior Counsel in the Chicago office of the international law firm DLA Piper US LLP. From March 1995 until December 2007, Mr. Bynoe was a senior Partner at DLA Piper US LLP and served on its Executive Committee. Mr. Bynoe has also been a principal of Telemat Ltd., a consulting and project management firm, since 1982. Since 2004, Mr. Bynoe has been a director of Covanta Holding

Corporation (NYSE: CVA), an internationally recognized owner of energy-from-waste and power generation projects. Since 2007, Mr. Bynoe has been a director of Frontier Communications Corporation (formerly known as Citizens Communication Corporation) (NASDAQ: FTR), a telephone, television and internet service provider, and was formerly a director of Rewards Network Inc. from 2003 to May 2008. Mr. Bynoe served as the Executive Director of the Illinois Sports Facilities Authority, a joint venture of the City of Chicago and State of Illinois created to develop the new Comiskey Park for the Chicago White Sox and was Managing General Partner of the National Basketball Association’s Denver Nuggets. Mr. Bynoe also served as a consultant to the Atlanta Fulton County Recreation Authority and the Atlanta Committee to Organize the Olympic Games in preparation for the 1996 Summer Olympic Games. Mr. Bynoe holds Juris Doctor, Master of Business Administration and Bachelor of Arts degrees from Harvard University and is a member of the Illinois Bar and a registered real estate broker.

Patrick E. Lamb (Age 54): Mr. Lamb has served as a director of Signature since April 2011. Mr. Lamb is the Chief Financial Officer for the Los Angeles Clippers of the National Basketball Association and has served in that capacity since July 2007. Mr. Lamb has over 20 years of chief financial officer experience in various public and public subsidiary entities, specifically in the financial services industry, including banking, commercial finance, commercial and residential real estate, capital markets, mergers and acquisitions, and insurance, as well as experience in public accounting. From 2004 to July 2007, Mr. Lamb served as the Senior Vice President, Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, when it was known as Fremont General Corporation (“Fremont”). Prior to that, Mr. Lamb served as Vice President-Finance for Fremont and as the Chief Financial Officer of Fremont Financial Corporation, a subsidiary of the Company. Before joining Fremont, Mr. Lamb worked at Ernst & Whinney (now Ernst & Young) in San Francisco, serving primarily the financial services industries in various audit and consulting engagements. Mr. Lamb holds Bachelor of Science and Master in Accounting degrees from the Marriott School of Management at Brigham Young University. Mr. Lamb also serves on two advisory boards for the Marriott School of Management at Brigham Young University as well as several community boards in Southern California.

Raj Maheshwari (Age 51): Mr. Maheshwari has served as a director of Signature since July 2013. Since 2005, Mr. Maheshwari has been Managing Director of Charlestown Capital Advisors, LLC, a private merchant banking company he founded in 2005 specializing in financial advisory/merchant banking services (including mergers and acquisitions advisory) to public and private market emerging companies. In particular, Charlestown Capital assisted in Shale-Inland’s acquisitions of Main Steel in 2011 and HDSupply IPVF in 2012. In 2011, Charlestown Capital led the successful reorganization of Meruelo Maddux Properties (subsequently renamed EVOQ Properties), a commercial real estate company based in Los Angeles under Chapter 11 of the U.S. Bankruptcy Code. Charlestown Capital has been a mergers and acquisitions advisor to Esmark, Inc., a steel company that was sold to OAO Severstal of Russia in August, 2008 for $1.3 billion and has also advised Akela Pharmaceuticals, LTS Lohmann, Artevea Digital, among other emerging companies, in their mergers and acquisitions activities. In September 2013, Mr. Maheshwari was appointed Chief Operating Officer of Cambelle-Inland, LLC, an entity founded by Mr. Bouchard. From 1999 to 2005, Mr. Maheshwari was a Portfolio Manager and Managing Director at Weiss Peck and Greer Investments (“WPG”) and its successor parent company Robeco Investment Management. From 1996 to 1999, Mr. Maheshwari was a Vice President of Research at Robert Fleming, Inc., where he helped run a $250 million (approximately) equity arbitrage portfolio. Mr. Maheshwari holds a Bachelor of Science degree in Mathematics and Computer Sciences from the State University of New York at Albany and a Master of Business Administration degree from New York University.

Philip G. Tinkler (Age 49): Mr. Tinkler has served as a director of Signature since August 2012. Mr. Tinkler is the Chief Operating Officer and Chief Financial Officer at Equity Group Investments (“EGI”) and has served in various leadership capacities for EGI and its affiliates since 1990. He has been the firm’s Chief Financial Officer since 2002, and the Chief Operating Officer since 2006. Since 2009, he has also been Chief Financial Officer for Chai Trust Company, LLC, an Illinois registered trust company that is trustee for many of the Zell family trusts. He also serves as Chief Operating Officer, managing EGI’s human resources, administration and facilities functions. From 2003 to 2004, Mr. Tinkler worked at the company that is known today as Covanta Holding Corporation (NYSE: CVA), an internationally recognized owner/operator of energy-from-waste and power generation projects. During his tenure there, Mr. Tinkler served as Chief Financial Officer while the company’s predecessor, Danielson, purchased Covanta, emerged from bankruptcy, and underwent an integration. He also served on the board of directors of Covanta’s wholly owned California-based insurance subsidiary. He began his career at Ernst & Young. Mr. Tinkler holds a Bachelor of Science degree from Northern Illinois University and a Master of Science degree in Taxation from DePaul University.

Director Nominee Qualifications and Attributes

The following table identifies the areas of expertise, experience, qualifications, skills or attributes that the Nominating and Governance Committee of the Board reviews for each potential director nominee, including Mr. Crockett. Further, the table below provides the Board’s assessment of the qualifications of each of the current Board members, which led to the Board’s conclusion that such director should be named as a nominee. This information supplements the biographical information provided above.

Experience, Qualification, Skill, or Attribute	Bouchard	Bynoe	Lamb	Maheshwari	Tinkler
Professional standing in chosen field	X	X	X	X	X
Mergers and acquisitions	X	X	X	X	X
Audit Committee financial expert (actual or potential)			X		X
Public company experience (current or past)	X	X	X	X	X
Leadership and team building skills	X	X	X	X	X
Specific skills/knowledge:
Finance	X	X	X	X	X
Income taxes	X		X		X
Operations	X	X	X		X
Integration of acquisitions	X		X	X	X
Public affairs	X	X	X		X
Human resources	X	X	X	X	X
Governance	X	X	X	X	X
Stockholder	X	X	X	X	X

Vote Required

The five candidates receiving the highest number of affirmative votes will be elected as our directors. Shares associated with withhold votes and broker non-votes will not be counted as votes cast and, therefore, will not have an effect on this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal, assuming the quorum requirements for the Annual Meeting have been met. Unless instructions to the contrary are specified, the proxy holders will vote the proxies received by them “FOR” the nominees listed above.

The Board does not endorse Mr. Crockett or any other director nominee and urges you not to sign or return any proxy card that may be sent to you by Mr. Crockett. Please note that voting to “WITHHOLD” with respect to any of Mr. Crockett’s nominees on a proxy card supplied by or on behalf of Mr. Crockett is not the same as voting for the Board’s nominees because a vote to “WITHHOLD” with respect to any of nominees on Mr. Crockett’s proxy card will revoke any proxy you previously submitted. If you have already voted using Mr. Crockett’s proxy card, you have the right to change your vote by voting via the Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote?” on page 4. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow & Co., LLC, toll free at 800-662-5200 or collect at 203-658-9400.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION

OF EACH OF THE FIVE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL 2: RATIFY THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent auditor for the year ended December 31, 2013 was Squar Milner, an independent registered public accounting firm. The Audit Committee of the Board of Directors considered the qualifications and experience of Squar Milner, and, in consultation with the Board of Directors, selected Squar Milner as the independent auditors for the Company for the fiscal year ending December 31, 2014. We are asking our stockholders to ratify such selection.

Ratification of our independent registered public accounting firm by stockholders is not required by our Second Amended and Restated Bylaws or otherwise. The Board is submitting the selection of Squar Milner to our stockholders for ratification as a matter of good corporate governance. If ratification of Squar Milner as our independent registered public accounting firm is not approved by stockholders, the matter will be referred to the Audit Committee for further review. Even if the selection is ratified, the Audit Committee has the discretion to select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Squar Milner is expected to attend the Annual Meeting, and that representative will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.

Vote Required

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it. Shares associated with abstentions and broker non-votes will not be counted as votes cast and, therefore, will not have an effect on this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal, assuming the quorum requirements for the Annual Meeting have been met. Unless instructions to the contrary are specified, the proxy holders will vote the proxies received by them “FOR” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE

RATIFICATION OF THE SELECTION OF SQUAR MILNER AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3: ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our stockholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.

The Company’s current policy, upon the recommendation of our stockholders, is to provide stockholders with an opportunity to approve, on an advisory basis, the compensation of the named executive officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2015 annual meeting of stockholders.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure.”

The Board of Directors recommends a vote “FOR” approval of the advisory resolution because it believes that the Company’s executive compensation policies and practices are effective in achieving the Company’s goals of rewarding sustained financial and operating performance, aligning the executives’ interests with those of the stockholders, and attracting, retaining, motivating and rewarding highly talented executives. We strongly encourage stockholders to read “Executive Compensation and Other Information” in this proxy statement, including the tabular and narrative disclosure regarding executive compensation, for details about our executive compensation policies and programs and information about the 2013 compensation of our named executive officers.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Nominating and Governance Committee. However, the Board of Directors and the Nominating and Governance Committee will review and consider the voting results in future decisions regarding executive compensation.

Vote Required

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it. Shares associated with abstentions and broker non-votes will not be counted as votes cast and, therefore, will not have an effect on this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal, assuming the quorum requirements for the Annual Meeting have been met. Unless instructions to the contrary are specified, the proxy holders will vote the proxies received by them “FOR” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE

OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Based on information supplied to it by the directors, the Board determined that each of Messrs. Bynoe, Lamb, Maheshwari and Tinkler were “independent” under both the rules of the New York Stock Exchange and the NASDAQ Stock Market. G. Christopher Colville, our former Chief Executive Officer, was determined to have been independent under such rules prior to April 2013, when he assumed his role as the Company’s Chief Executive Officer. John Koral, a former director, was determined to have been independent under such rules while he served on the Board during 2013. The Board made such determinations based on the fact that such directors have not had, and currently do not have, any material relationship with the Company or its affiliates or any executive officer of the Company or their affiliates that would impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship. In addition, the Board considered any business relationships that the directors may have outside of the Company, including those described herein, and determined that such relationships would not impair their independence.

Meetings and Committees of the Board

At the beginning of 2013, the Board of Directors had three standing committees: the Audit Committee, the Governance, Nominating and Compensation Committee and the Executive Committee. On July 16, 2013, the Board, in the interest of greater governing efficiency, restructured the standing committees of the Board by eliminating the Executive Committee and the Governance, Nominating and Compensation Committee and forming the Compensation Committee and the Nominating and Governance Committee.

During 2013, the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors—21; Audit Committee—9; Governance, Nominating and Compensation Committee—8; Compensation Committee—2; and Nominating and Governance Committee—4. During 2013, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while such director was serving on the Board or such committee. Each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the “Governance” page of our corporate website at www.signaturegroupholdings.com or a copy may be obtained without charge upon request by writing to the following address: Corporate Secretary, Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403.

Audit Committee

The Audit Committee assists the Board in monitoring: (a) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes; (b) the qualifications and independence of the Company’s independent registered public accounting firm; (c) the engagement and performance of the Company’s independent registered public accounting firm; (d) the Company’s systems of disclosure controls and procedures, internal control over financial reporting, and compliance with ethical standards adopted by the Company; and (e) the Company’s compliance with legal and regulatory requirements. The Audit Committee evaluates the performance of the Company’s independent registered public accounting firm, and makes decisions regarding the selection, retention and, where appropriate, the replacement of, the Company’s independent registered public accounting firm. The Audit Committee also reviews with management and the Company’s independent registered public accounting firm the Company’s interim and annual consolidated financial statements and internal control over financial reporting and discusses with management and the Company’s independent registered public accounting firm any significant accounting, internal control and reporting issues and conformance of the Company’s consolidated financial statements with applicable accounting and regulatory requirements. The Audit Committee is responsible for recommending to the Board of

Directors whether the Company’s audited consolidated financial statements should be included in the Company’s annual report on Form 10-K and is responsible for the oversight of the creation and implementation of corporate risk policies and procedures.

The current members of the Audit Committee are Messrs. Lamb (Chairman), Maheshwari and Tinkler. Mr. Tinkler joined the committee in April 2013, replacing Mr. Colville who served on the committee until April 2013 when he assumed the responsibilities of the Company’s Chief Executive Officer. Mr. Maheshwari joined the committee in July 2013, replacing Mr. Koral who served on the committee until July 16, 2013, when the results of the election of directors at the 2013 annual meeting of stockholders was certified. Each of Messrs. Lamb, Maheshwari and Tinkler is, and each of Messrs. Colville and Koral was during his time of service as a member of the committee, “independent” under the rules of the New York Stock Exchange and the NASDAQ Stock Market and Rule 10A-3 under the Exchange Act. The Board determined that each of Messrs. Lamb and Tinkler satisfies the criteria for classification as an “audit committee financial expert” as set forth in the applicable rules of the Commission.

Further, the Audit Committee met with management and the Company’s registered independent public accounting firm, Squar Milner, to make inquiries regarding the manner in which the responsibilities of each were being discharged and to report their findings to the Board. The Audit Committee also met separately with Squar Milner, without management present. The Audit Committee was primarily concerned with the integrity of Signature’s financial statements, compliance with legal and regulatory requirements and the independence and performance of Squar Milner.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Messrs. Tinkler (Chairman), Maheshwari and Bynoe. The Board determined that all members of the Nominating and Governance Committee were nonemployee, independent directors within the meaning of Rule 16b-3 under the Exchange Act. As noted above, our Nominating and Governance Committee was formed on July 16, 2013 in the interest of greater governing efficiency upon the elimination of the Governance, Nominating and Compensation Committee.

The Nominating and Governance Committee assists the Board in: (a) identifying individuals qualified to become members of the Board and its committees and recommends individuals to the Board for nomination as members of the Board and its committees; (b) evaluating and recommending to the Board the composition and compensation of the Board and its committees; and (c) developing and recommending to the Board a set of corporate governance principles applicable to the Company. The Nominating and Governance Committee also oversees the evaluation process of the Board and management.

The Nominating and Governance Committee will consider all qualified director candidates identified by members of the Nominating and Governance Committee, by senior management and, as described below, by stockholders. However, the Nominating and Governance Committee has not, at this time, put in place a formal policy with regard to procedures to identify such candidates. The Board believes that it is appropriate for the Company not to have a specific policy because stockholders are always free to submit recommendations for Board candidates, simply by following the procedures described below.

In nominating candidates, the Nominating and Governance Committee takes into consideration such factors as a candidate’s experience with businesses and other organizations of comparable size, their judgment, skill, diversity, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The minimum qualifications and attributes that the Nominating and Governance Committee will consider necessary for a director nominee include: the ability to apply good business judgment, the ability to exercise his or her duties of loyalty and care, proven leadership skills, diversity of experience, high integrity and ethics, the ability to understand principles of business and finance and familiarity with issues affecting the Company’s businesses.

The Nominating and Governance Committee will consider director candidates recommended by stockholders, provided the recommendations are timely and include certain specified information. To be timely, the recommendation must be received by the Company’s Secretary within the time period prescribed for stockholder proposals. (See “What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?” on page 6.) The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

The Nominating and Governance Committee has the authority to retain and/or replace, as need, such experts, advisors or consultants as it believes to be necessary or appropriate. In connection with the Nominating and Governance Committee’s review of the compensation of the Board’s non-management directors and committee members, in 2013, the Nominating and Governance Committee retained Pearl Meyer & Partners (“PM&P”), and independent compensation consulting firm, to assist in the review of the Company’s non-employee director compensation. PM&P reports directly to the Nominating and Governance Committee and except as described below under Compensation Committee, does not provide any other services, beyond compensation consulting, to the Company.

Compensation Committee

The current members of the Compensation Committee are Messrs. Maheshwari (Chairman), Bynoe and Tinkler. The Board determined that all members of the Compensation Committee were nonemployee, independent directors within the meaning of Rule 16b-3 under the Exchange Act.

The primary responsibilities of the Compensation Committee include reviewing and making recommendations to the Board with respect to management’s proposals regarding the Company’s various compensation programs, administering the Company’s long-term or equity-based incentive plans and making awards and other contractual arrangements for the top executive officers. The Compensation Committee conducts an annual performance review of the Chief Executive Officer and approves compensation and stock grants to senior executives. In addition, the committee also periodically evaluates and recommends to the Board the compensation of executive officers.

The Compensation Committee has the authority to retain and/or replace, as needed, any compensation and benefits consultants, independent counsel or other outside experts, advisors or consultants as the Committee believes to be necessary or appropriate. In addition, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s certificate of incorporation, bylaws and other rules and regulations.

In 2013, the Compensation Committee retained PM&P to assist in the review of the Company’s executive compensation. PM&P reports directly to the Committee and, except as described above under “Nominating and Governance Committee,” does not provide any other services, beyond compensation consulting, to the Company. In 2013, the Committee considered and assessed all relevant factors that could give rise to a potential conflict of interest with respect to PM&P’s work. Based on this review, we are not aware of any conflict of interest that has been raised by the work performed by PM&P.

As noted above, our Compensation Committee was formed on July 16, 2013 in the interest of greater governing efficiency upon the elimination of the Governance, Nominating and Compensation Committee. Effective April 2013, we re-established our Governance, Nominating and Compensation Committee, which had been dissolved after our 2012 annual meeting of stockholders in July 2012. From August 2012 until April 2013, our Executive Committee, which consisted of Messrs. Colville, Noell and Tinkler, assumed the function of reviewing the performance of our executive officers and recommending compensation for such persons. Mr. Noell did not participate in any review or recommendations regarding his own performance or compensation.

Code of Ethics for Senior Financial Officers

We maintain a Code of Ethics for Senior Financial Officers, which is our code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. The code of ethics is posted on our corporate website at www.signaturegroupholdings.com. A copy may also be obtained without charge upon request by writing to the following address: Corporate Secretary, Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting the required information on our website, at the Internet address and location specified above. In addition, the Company has a code of conduct that applies to all employees.

Board of Directors Leadership Structure

Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and our stockholders at any given time. Currently, the Chairman of the Board also serves as the Chief Executive Officer of the Company, and the Board believes this is the best structure to fit the Company’s present needs.

The Board does not have a separate lead independent director, but all of the independent directors of the Company are actively involved in decision-making by the Board. The Board has determined that the current structure is appropriate for the Company and enhances the Company’s ability to execute its business and strategic plans, while maintaining strong independence over Board decisions and oversight through the involvement and participation of the independent directors.

Board of Directors Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of our Company. The entire Board of Directors is responsible for oversight of the Company’s risk management processes. The Board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for monitoring business risk practices and legal and ethical programs. In this way, the Audit Committee helps the Board fulfill its risk oversight responsibilities relating to the Company’s financial statements, financial reporting process and regulatory requirements. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the Chair of the Audit Committee. The Board receives periodic assessments from the Company’s ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company’s objectives. In addition, our Board and its standing committees periodically request supplemental information or reports as they deem appropriate.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our stockholders; however, directors are encouraged to attend all such meetings. All of our now-current directors attended our 2013 annual meeting of stockholders.

Director Compensation

On June 4, 2013, the Company reached a settlement agreement with a group of concerned stockholders, resulting in, among others, changes to the Board (the “Settlement Agreement”). As a result, Mr. Bouchard was appointed Chairman of the Board and Chief Executive Officer, G. Christopher Colville resigned as Chief Executive Officer and as a director, and Mr. Bynoe and Mr. Maheshwari were named as nominees for election to the Board at the 2013 annual meeting of stockholders, where each was elected. John Koral and Craig Noell served as directors until July 16, 2013, when results of the election of directors at the 2013 annual meeting of stockholders were certified.

The following table sets forth information regarding total compensation paid to each director in respect of his service on the Board in 2013, excluding (i) Mr. Bouchard, whose service on the Board was always concurrent with service as an executive officer during 2013 and (ii) Mr. Noell, who received no separate compensation for service on the Board for the period of service on the Board following his resignation as Chief Executive Officer in April 2013. Information provided for Mr. Colville below is limited to the fees and stock awards that Mr. Colville received in respect of his Board service prior to becoming the Company’s Chief Executive Officer in April 2013; Mr. Colville’s compensation as an executive officer is provided separately in the “Summary Compensation Table” below. Except as noted below for Mr. Colville, no compensation for service on the Board was paid to any director during any period of service as one of our executive officers during 2013.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Current Directors(2):
Peter C.B. Bynoe	$11,481	$34,734	$46,215
Patrick E. Lamb	45,000	75,001	120,001
Raj Maheshwari	11,481	34,734	46,215
Philip G. Tinkler	25,000	75,001	100,001

Former Directors(3):
G. Christopher Colville	25,000	75,001	100,001
John Koral	18,750	75,001	93,751

(1)	The dollar amounts shown represent the aggregate grant date fair value of restricted common stock awards granted, determined in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC 718”). For additional information about equity grants, see Note 13—Share-based Payments and Employee Benefits in the Notes to Consolidated Financial Statements included in Part IV, Item 15 of our Annual Report. Each independent director who was a director as of January 1, 2013 received 18,293 shares of restricted common stock for their service on the Board for 2013. Independent directors who joined the Board after January 1, 2013 were granted shares of restricted common stock on an adjusted basis for the amount of time to be served. Accordingly, Messrs. Bynoe and Maheshwari, who joined the Board effective July 16, 2013, each received 2,481 shares of restricted common stock on August 8, 2013. For the current directors, the shares vested in full on January 1, 2014. For the former directors, the vesting of all their shares was accelerated in full effective their last day of service on the Board. For Mr. Colville, June 4, 2013, when he resigned as part of the Settlement Agreement, and for Mr. Koral, July 16, 2013, when results of the election of directors at the 2013 annual meeting of stockholders were certified.
(2)	As of December 31, 2013, the independent directors held the following number of shares of restricted common stock, all of which vested on January 1, 2014: Peter C.B. Bynoe—2,481; Patrick E. Lamb—18,293; Raj Maheshwari—2,481; and Philip G. Tinkler—18,293.
(3)	Mr. Colville served as a director until June 4, 2013, when he resigned as part of the Settlement Agreement. Mr. Koral served as a director until July 16, 2013, when results of the election of directors at the 2013 annual meeting of stockholders were certified.

Each independent member of the Board receives annual compensation of $100,000, comprised of $25,000 in cash, payable in advance in quarterly installments, and $75,000 in shares of restricted common stock, issued annually in advance on the first business day of each calendar year. In each case, the per share value of the restricted common stock is determined on the basis of the closing price on the last business day of the immediately preceding year. The restricted common stock vests on the first day of the year following the grant, but will vest immediately in the event of a change in control, death or disability of a director, or in the event a member is not re-elected to the Board or is not nominated for election to the Board by the Company after indicating a willingness to serve. In addition, independent members of the Board are entitled to annual supplements (payable in advance in quarterly installments) as follows: Chairman of the Board—$25,000; and Audit Committee Chair—$20,000. No additional amounts are paid for attending meetings of the Board or any committee of the Board.

In April 2013, Craig Noell resigned as the Company’s Chief Executive Officer and Mr. Colville, the Company’s Chairman of the Board, assumed the responsibilities of the Chief Executive Officer. Pursuant to the approval of the Governance, Nominating and Compensation Committee, Mr. Colville was to receive a $25,000 monthly increase in the amount of his Board compensation for a period of six months, payable monthly in cash (the “Increased Compensation”). In addition, and in connection with Mr. Colville’s agreement to assume the responsibilities of Chief Executive Officer, the Company granted Mr. Colville 25,000 shares of restricted common stock under the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “Incentive Plan”). On June 4, 2013, in connection with the Settlement Agreement, Mr. Colville resigned as Signature’s Chief Executive Officer and Chairman of the Board. Pursuant to approval of the Governance, Nominating and Compensation Committee, the unpaid portion of the Increased Compensation, totaling $100,000, was paid as previously scheduled, and 43,293 shares of restricted common stock held by Mr. Colville vested in full.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

Set forth below is information concerning the executive officers of Signature as of December 31, 2013. All executive officers of Signature serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Craig Bouchard (Age 60): Mr. Bouchard has served as the Chairman of the Board and Chief Executive Officer of Signature since June 2013. For the rest of Mr. Bouchard’s biographical information, please refer to “Biographical Information on Director Nominees” on page 9 above.

Kyle Ross (Age 37): Mr. Ross has served as the Executive Vice President and Assistant Secretary of Signature since June 2010, and as the Chief Financial Officer of Signature since March 2011. Mr. Ross was part of the management team that sponsored Fremont’s reorganization process. Prior to participating in the Fremont bankruptcy, Mr. Ross was a co-founder of Signature Capital Partners, LLC, a special situations investment firm formed in 2004. Mr. Ross was directly involved in all of Signature Capital’s investment activity, including playing active roles in structuring, underwriting, overseeing portfolio companies, and managing the exit of transactions. Mr. Ross previously spent over four years with the investment banking firm Murphy Noell Capital where he was directly involved in more than 20 transactions, including both healthy and distressed mergers and acquisitions, capital raises, and debt restructurings. He was also responsible for managing the firm’s analyst and associate staff. Mr. Ross holds a Bachelor of Science degree and a Bachelor of Arts degree from the Haas School of Business and the College of Letters and Science, respectively, at the University of California, Berkeley.

Chris Manderson (Age 44): Mr. Manderson has served as our Executive Vice President, General Counsel and Secretary since November 2012. Prior to joining the Company, Mr. Manderson founded Manderson, Schafer & McKinlay LLP, a law firm specializing in business and transactional law, in February 2009. From 2009 to 2010, Mr. Manderson and his firm represented Signature Group Holdings, LLC as the successful plan proponent against four competing plans of reorganization in the bankruptcy of Fremont, the Company’s predecessor entity. Mr. Manderson also represented the Company in its July 2011 acquisition of North American Breaker Co., Inc. Prior to that, he worked as a corporate lawyer, specializing in mergers and acquisitions and corporate law, at international law firms including Paul, Hastings, Janofsky & Walker LLP and Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Manderson holds a Bachelor of Arts degree from University of California, Santa Barbara and a Juris Doctor degree from the UCLA School of Law.

Executive Compensation

The table below presents information regarding the compensation earned during 2013 and the year ended December 31, 2012 by (i) Mr. Bouchard, who has served as our Chief Executive Officer since June 2013; (ii) Mr. Ross, who served as our Executive Vice President and Chief Financial Officer in 2012 and 2013; (iii) Mr. Manderson, who served as our Executive Vice President, General Counsel and Secretary in 2012 and 2013; (iv) Mr. Noell, who served as our Chief Executive Officer in 2012 and until April 2013 and (v) Mr. Colville, who served as our Chief Executive Officer between April and June 2013. The persons listed below are referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Restricted Common Stock Awards(1)	Stock Option Awards(1)	All Other Compensation	Total
Craig T. Bouchard(2)	2013	$125,336	$100,000	$292,500	$549,714	$4,500	$1,072,050
Chairman of the Board and Chief Executive Officer

Kyle Ross(3)	2013	275,000	75,000	75,000	—	13,482	438,482
Executive Vice President and Chief Financial Officer	2012	275,000	91,713	25,469	—	10,000	402,182

Chris Manderson(4)	2013	270,000	75,000	75,000	—	11,850	431,850
Executive Vice President, General Counsel and Secretary	2012	38,942	—	85,800	125,000	900	250,642

Craig Noell(5)	2013	325,000	—	—	—	4,993	329,993
Former Director and Former Chief Executive Officer	2012	325,000	108,388	30,100	—	11,000	474,488

G. Christopher Colville(6)	2013	150,000	—	138,750	—	—	288,750
Former Director and Former Chief Executive Officer

(1)	The value of restricted common stock awards and common stock option awards granted represents the aggregate grant date fair value as computed pursuant to ASC 718. For additional information about equity grants, see Note 13—Share-based Payments and Employee Benefits in the Notes to Consolidated Financial Statements included in Part IV, Item 15 of our Annual Report.
(2)	Mr. Bouchard was appointed Chairman of the Board and Chief Executive Officer on June 4, 2013. In connection with his appointment, Mr. Bouchard entered into an employment agreement, a restricted stock agreement and non-qualified stock option agreement. Pursuant to these agreements, on June 5, 2013, Mr. Bouchard was granted (i) 25,000 shares of restricted common stock, which vested in full on January 1, 2014, with a grant date fair value of $6.70 per share, (ii) options to purchase 50,000 shares of our common stock with an above fair market value exercise price of $8.50 per share, which vested in full on December 5, 2013, and (iii) options to purchase 150,000 shares of our common stock with an above fair market value exercise price of $10.00 per share, which vest in three equal tranches on June 5, 2014, December 5, 2014 and June 5, 2015, provided that either (x) the Company’s stock price has been trading above $12.50 per share for ten of the twenty trading days prior to June 5, 2015, or (y) if the weighted average trading price for the ten trading day period immediately preceding the last trading day immediately preceding June 5, 2015 averages or exceeds $12.50 per share. The employment agreement further provides that a pro rated $100,000 cash bonus (“Cash Bonus”) would be earned as of December 31, 2013 and 2014, if the closing price of our common stock exceeded $10.00 per share for ten of the twenty days prior to December 31, 2013 ($12.50 for December 31, 2014) or if the weighted average trading price for the ten trading day period prior to December 31, 2013 equaled or exceeded $10.00 per share ($12.50 for December 31, 2014). Pursuant to the terms of the employment agreement, Mr. Bouchard earned the 2013 Cash Bonus, totaling $57,808. Mr. Bouchard also participated in the Company’s 2013 annual discretionary bonus program and was awarded a $42,192 cash bonus and 12,500 shares of the Company’s restricted common stock with a grant date fair value of $125,000. All other compensation for Mr. Bouchard consists of $4,500 of the Company’s 401(k) plan employer matching contributions.
(3)

Mr. Ross participated in the Company’s 2013 annual discretionary bonus program and was awarded a $75,000 cash bonus and 7,500 shares of the Company’s restricted common stock with a grant date fair value of $75,000. Mr. Ross also participated in the 2012 annual discretionary bonus program and was awarded a

$91,713 cash bonus and 5,724 shares of the Company’s restricted common stock. All other compensation Mr. Ross consists of the Company’s 401(k) plan employer matching contributions ($10,000 and $10,200 in 2012 and 2013, respectively), and executive health benefits ($3,282 in 2013).
(4)	Mr. Manderson joined the Company on November 5, 2012 and entered into an employment agreement, restricted common stock agreement and common stock option award agreement. Pursuant to the these agreements, Mr. Manderson was granted (i) 19,500 shares of restricted common stock and (ii) options to purchase 75,600 shares of our common stock at an exercise price of $4.40 per share, which vest in four equal tranches on May 5, 2013, January 1, 2014, May 5, 2014 and May 5, 2015. Mr. Manderson participated in the Company’s 2013 annual discretionary bonus program and was awarded a $75,000 cash bonus and 7,500 shares of the Company’s restricted common stock with a grant date fair value of $75,000. All other compensation for Mr. Manderson consists of the Company’s 401(k) plan employer matching ($900 and $10,200 in 2012 and 2013, respectively), and gym membership fees ($1,650 in 2013).
(5)	Mr. Noell resigned as our Chief Executive Officer in April 2013 and, under a separation and release agreement, the Company will continue to pay Mr. Noell $325,000 annually through April 2015. Mr. Noell also participated in the 2012 annual discretionary bonus program and was awarded a $108,388 cash bonus and 6,765 shares of the Company’s restricted common stock. All other compensation for Mr. Noell represents the Company’s 401(k) plan employer matching contributions ($10,000 and $4,993 in 2012 and 2013, respectively) and gym membership fees ($1,000 in 2012).
(6)	Following Mr. Noell’s resignation in April 2013, the Governance, Nominating and Compensation Committee and Mr. Colville agreed that in exchange for taking on the responsibilities of the Chief Executive Officer, Mr. Colville was to receive a $25,000 monthly increase in the amount of his Board compensation for a period of six months, payable monthly in cash (the “Increased Compensation”), and the Company granted Mr. Colville 25,000 shares of restricted common stock. On June 4, 2013, in connection with the Settlement Agreement, Mr. Colville resigned as Signature’s Chief Executive Officer and Chairman of the Board. Pursuant to approval of the Governance, Nominating and Compensation Committee, the unpaid portion of the Increased Compensation, totaling $100,000, was paid as previously scheduled, and 43,293 shares of restricted common stock held by Mr. Colville vested in full.

Narrative to Summary Compensation Table

Employment Agreements

The Company has entered into employment agreements with its named executive officers, Messrs. Bouchard, Ross, and Manderson (the “Employment Agreements”). The Employment Agreements provided that the named executive officers will serve the Company in the following capacities: Mr. Bouchard as Chairman of the Board and Chief Executive Officer, Mr. Ross as Executive Vice President and Chief Financial Officer, and Mr. Manderson as Executive Vice President, General Counsel and Corporate Secretary. Mr. Noell resigned as Chief Executive Officer in April 2013.

In the event of a named executive officer’s termination of employment (i) by reason of death or disability, (ii) by the Company at any time for “cause,” or (iii) by the named executive officer without a “change in control” event, such named executive officer’s employment agreement will terminate and the named executive officer will receive from the Company: (a) any earned but unpaid base salary through the date of termination; (b) reimbursement of any unreimbursed expenses properly incurred and paid through the date of termination; (c) payment of any accrued but unused vacation time in accordance with Company policy; and (d) such vested accrued benefits, and other benefits and/or payments, if any, as to which the named executive officer (and his eligible dependents) may be entitled under, and in accordance with the terms and conditions of, the employee benefit arrangements, plans and programs of the Company as of the date of termination other than any severance payment plan ((a) though (d), the “Amounts and Benefits”).

In the event of a named executive officer’s termination of employment (i) by the Company without “cause” (other than a termination by reason of death or disability) or (ii) by the named executive officer (other than

Mr. Manderson) within the 90-day period following the occurrence of a change in control event, then the Company will pay or provide the named executive officer the Amounts and Benefits and, subject to the named executive officer executing and not revoking a waiver and general release in a form acceptable to the Company, an amount equal to two times the named executive officer’s base salary in effect as of the date of termination, paid in equal installments on the Company’s normal payroll dates over a period of two years from the date of termination in accordance with the usual payroll practices of the Company. In addition, in the event that the named executive officer properly elects to continue health benefit coverage under COBRA, the named executive officer shall only be responsible to pay the active employee rate for such coverage (the “subsidized rate”) for so long as the named executive officer remains eligible to receive COBRA continuation coverage and for so long as the subsidized rate is permissible by law and/or would not result in a penalty. If a named executive officer’s employment is terminated in connection with or following the occurrence of a change in control event, the aforementioned severance payments will be subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Tax Code”).

The Employment Agreements also contain provisions requiring the named executive officers not to solicit the Company’s employees or its customers or clients for a period of one year following their termination.

Annual Bonus

For 2013, bonuses were paid or accrued to the named executive officers in the following amounts: Mr. Bouchard—$100,000 in cash, and 12,500 shares of restricted common stock with a grant date fair value of $125,000; Mr. Ross—$75,000 in cash and 7,500 shares of restricted common stock with a grant date fair value of $75,000; and Mr. Manderson—$75,000 in cash and 7,500 shares of restricted common stock with a grant date fair value of $75,000. All cash bonuses in respect of 2013 were paid after December 31, 2013. The restricted common stock awards granted to the named executive officers vest as follows:

•	One-third of the total shares awarded on February 24, 2015;

•	One-third of the total shares awarded on February 24, 2016; and

•	One-third of the total shares awarded on February 24, 2017.

For 2012, bonuses were paid to the named executive officers in the following amounts: Mr. Noell—$108,388 in cash and 6,765 shares of common stock with a grant date fair value of $30,100; and Mr. Ross—$91,713 in cash and 5,724 shares of common stock with a grant date fair value of $25,469.

401(k) Saving Plan

In 2012, the Company implemented a 401(k) savings plan (the “Savings Plan”) under which all full-time employees, including the named executive officers, are eligible to participate. Employee contributions are limited to the maximum amount allowed by the Tax Code. The Company matches 100% of each employee contribution to the Savings Plan, up to a maximum match of 4% of each employee’s compensation.

Craig T. Bouchard Employment Agreement

Mr. Bouchard’s employment agreement is dated as of June 4, 2013, and, unless terminated earlier pursuant to the terms of the employment agreement, will terminate on June 3, 2015. The employment agreement provides Mr. Bouchard with an annual base salary of $225,000, with such increases as may be determined by the Compensation Committee from time to time in its sole discretion. In March 2014, the Compensation Committee increased Mr. Bouchard’s annual base salary to $300,000, effective as of January 1, 2014. Additionally, Mr. Bouchard can earn, on a pro rated basis, an annual bonus of $100,000 during the term of the employment agreement if certain Signature common stock prices are achieved as of December 31, 2013 and 2014. During the term of the employment agreement, Mr. Bouchard is eligible to participate in all employee benefit plans, programs or arrangements, generally made available to the Company’s senior executives, including, but not limited to, annual discretionary bonus programs, medical, dental and vision plans.

Pursuant to the employment agreement and subject to the terms of the Incentive Plan and the respective award agreements, Mr. Bouchard was granted awards of restricted common stock and options to acquire common stock on June 5, 2013. Subject to such terms and conditions as are set forth in the respective award agreements, the shares of restricted common stock vested on January 1, 2014 and the options to acquire common stock vest as follows: (i) 25% on December 5, 2013; (ii) 25% on June 5, 2014; (iii) 25% on December 5, 2014; and (iv) 25% on June 5, 2015 as long as certain trading prices for the Company’s common stock have been achieved. The options to acquire common stock have a term of ten years and exercise prices ranging from $8.50 to $10.00 per share, subject to adjustment pursuant to the terms of the Incentive Plan. The vesting of the restricted common stock and the options to acquire common stock will be accelerated in full upon a “change in control” (as such term is defined in the respective award agreements, a “change in control event”).

Kyle Ross Employment Agreement

Mr. Ross entered into an employment agreement dated August 2, 2011, amended as of June 4, 2013, and, unless terminated earlier pursuant to the terms of the employment agreements, will terminate on April 30, 2014. The employment agreement provides Mr. Ross with an annual base salary of $275,000, with such increases as may be determined by the Board from time to time in its sole discretion. During the term of the employment agreement, Mr. Ross is eligible to participate in all employee benefit plans, programs or arrangements, generally made available to the Company’s senior executives, including, but not limited to, annual discretionary bonus programs, and medical, dental and vision plans.

Pursuant to the employment agreement and subject to the terms of the Incentive Plan and the respective award agreements, Mr. Ross was granted awards of restricted common stock and options to acquire common stock in August 2011. Subject to such terms and conditions as are set forth in the respective award agreements, the shares of restricted common stock vested on December 31, 2013 and, as of the date hereof, his options to acquire common stock have fully vested. The options to acquire common stock have a term of ten years and an exercise price of $5.72 per share, subject to adjustment pursuant to the terms of the Incentive Plan.

Chris Manderson Employment Agreement

Mr. Manderson entered into an employment agreement dated as of November 5, 2012, amended as of June 4, 2013, and, unless terminated earlier pursuant to the terms of the employment agreements, will terminate on April 30, 2014. The employment agreement provides Mr. Manderson with an annual base salary of $270,000, with such increases as may be determined by the Board from time to time in its sole discretion. During the term of the employment agreement, Mr. Manderson is eligible to participate in all employee benefit plans, programs or arrangements, generally made available to the Company’s senior executives, including, but not limited to, annual discretionary bonus programs, and medical, dental and vision plans.

Pursuant to the employment agreement and subject to the terms of the Incentive Plan and the respective award agreements, Mr. Manderson was granted awards of restricted common stock and options to acquire common stock on November 5, 2012. Subject to such terms and conditions as are set forth in the respective award agreements, the shares of restricted common stock vested on December 31, 2013 and the options to acquire common stock vest as follows: (i) 25% on May 5, 2013; (ii) 25% on January 1, 2014; (iii) 25% on May 5, 2014; (iv) 25% on May 5, 2015. The options to acquire common stock have a term of ten years and an exercise price of $4.40 per share, subject to adjustment pursuant to the terms of the Incentive Plan.

Craig Noell Separation Agreement

Mr. Noell resigned as the Company’s Chief Executive Officer in April 2013. Mr. Noell and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) on April 11, 2013. Pursuant to the Separation Agreement, in connection with his resignation, Mr. Noell will be entitled to the benefits that would have been provided to him under his employment agreement in the event of a termination without “cause” by the Company, including (i) the payment of severance equal to two times his base salary in effect as of the date of termination, paid over a period of two years from the date of termination in accordance with the usual payroll practices of the Company, (ii) the continued vesting of his options and restricted common stock awards and (iii) the reimbursement of COBRA premiums for as long as he remains eligible to receive such continuation coverage.

G. Christopher Colville Letter Agreement

In connection with Mr. Colville’s assumption of the duties of the Chief Executive Officer on an interim basis in April 2013, the Company entered into a letter agreement with Mr. Colville on May 3, 2013 (the “Letter Agreement”), pursuant to which Mr. Colville’s Board compensation was increased by $25,000 per month and the Board granted Mr. Colville 25,000 shares of restricted common stock under the Incentive Plan. The restricted stock was scheduled to vest in equal installments on November 3, 2013 and May 3, 2014. The grant date fair value of the award was $138,750, based on the closing price of the Company’s common stock on the grant date. As a result of Mr. Colville’s agreement to step down as the Company’s interim Chief Executive Officer in June 2013, pursuant to the Letter Agreement, Mr. Colville continued to receive his $25,000 monthly cash payment until October 2013, and the 25,000 shares of restricted common stock issued to Mr. Colville under the Incentive Plan accelerated and vested in full.

Outstanding Equity Awards

The table below shows the equity awards that have been previously awarded to each of the named executive officers and which remain outstanding as of December 31, 2013.

	Option Awards					Restricted Stock Awards
Named Executive	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Restricted Common Stock that Have Not Vested		Market Value of Shares or Units of Restricted Common Stock that Have Not Vested(1)
Craig T. Bouchard	50,000	150,000	(2)	$9.63	6/5/23	25,000	(3)	$268,750
Kyle Ross	81,000	81,000	(4)	5.72	8/8/21	—		—
Chris Manderson	18,900	56,700	(5)	4.40	11/5/22	—		—
Craig Noell	146,150	146,150	(6)	5.72	8/8/21	—		—
G. Christopher Colville	—	—		n/a	n/a	—		—

(1)	The market value of shares of restricted common stock that have not vested is calculated based on $10.75 per share, the closing price of our common stock on December 31, 2013, as reported by OTCQX under the trading symbol “SGGH.”
(2)	The option award was granted on June 5, 2013 and vests as follows: (i) 25% on December 5, 2013; (ii) 25% on June 5, 2014; (iii) 25% on December 5, 2014; and (iv) 25% on June 5, 2015, provided that either (x) the Company’s stock price has been trading above $12.50 per share for ten of the twenty trading days prior to June 5, 2015, or (y) if the weighted average trading price for the ten trading day period immediately preceding the last trading day immediately preceding June 5, 2015 averages or exceeds $12.50 per share. The exercise prices under the option award are as follows; (i) $8.50 per share on the tranche vesting on December 5, 2013; and (ii) $10.00 per share on the tranches vesting thereafter, resulting in a weighted average exercise price of $9.63 per share.
(3)	The restricted common stock award was granted on June 5, 2013 and vested on January 1, 2014.
(4)	The option award was granted on August 8, 2011 was 50% vested as of December 31, 2013, and is fully vested as of the date of this filing.

(5)	The option award was granted on November 5, 2012 and vests as follows: (i) 25% on May 5, 2013; (ii) 25% on January 1, 2014; (iii) 25% on May 5, 2014; and (iv) 25% on May 5, 2015.
(6)	The option award was granted on August 8, 2011 and vested as follows: (i) 25% on the six month anniversary of the grant date; (ii) 25% on the eighteen month anniversary of the grant date; (iii) 25% on the thirty month anniversary of the grant date; and (iv) 25% on July 1, 2015, with this final tranche subject to our common stock achieving certain trading prices as of such date. The final tranche vested early on January 1, 2014, as Mr. Noell’s employment agreement was not renewed as of January 1, 2014 and our common stock achieved the requisite trading prices as of December 31, 2013.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The table below sets forth certain information regarding beneficial ownership of our common stock as of March 24, 2014 by (i) each of our directors, (ii) each of the named executive officers (other than Messrs. Noell and Colville, who are no longer executive officers or directors), (iii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding common stock. To our knowledge, except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property and similar laws.

Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants, or other rights held by that person that were exercisable as of March 24, 2014, or will become exercisable within 60 days after March 24, 2014, are deemed outstanding, but such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Class(2)
Executive Officers and Directors:
Craig T. Bouchard(3)	194,587	1.6%
Kyle Ross(4)	401,232	3.2%
Chris Manderson(5)	89,705	*
Peter C.B. Bynoe(6)	21,958	*
Patrick E. Lamb(7)	60,612	*
Raj Maheshwari(8)	150,909	1.2%
Philip G. Tinkler(9)	35,840	*

All current executive officers and directors as a group (seven persons)(10)	954,843	7.5%

Holders of More Than 5% of Outstanding Shares:
Zell Credit Opportunities Master Fund, L.P.; Chai Trust Company, LLC(11)	1,128,047	9.2%

*	Less than 1.0%.
(1)	The address of each of the directors and executive officers is 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403.
(2)	Based on 12,254,649 shares of common stock outstanding as of March 24, 2014, as adjusted on an individual or group basis for any options, warrants, or other rights held by such person(s) that were exercisable as of March 24, 2014 or will become exercisable within sixty days after March 24, 2014.
(3)	Includes (i) 132,087 shares held through Bouchard 10S, LLC, and (ii) options to acquire 50,000 shares of common stock, exercisable within 60 days of March 24, 2014, granted pursuant to Mr. Bouchard’s employment agreement. Also includes 12,500 shares of unvested restricted common stock, scheduled to vest in equal installments on February 24, 2015, 2016 and 2017, which are entitled to cash dividends and voting rights even though such shares are not vested.
(4)

Includes (i) 195,000 shares underlying warrants exercisable within 60 days of March 24, 2014 held though Signature Group Holdings, LLC (the “LLC”), of which Mr. Ross is a manager and a member, and (ii) options to acquire 162,000 shares of common stock, exercisable within 60 days of March 24, 2014, granted pursuant to Mr. Ross’ employment agreement. Mr. Ross has shared voting and investment power over the shares underlying the warrants held by the LLC with Mr. Noell, the other manager and member of the LLC. The shares indicated do not include (A) 184,000 shares underlying warrants exercisable within 60 days of March 24, 2014 that are held by the LLC as nominee for seven other holders and (B) 325,000 shares underlying warrants exercisable within 60 days of March 24, 2014 that are held by the LLC over which Mr. Ross does not have a pecuniary interest. Mr. Ross disclaims beneficial ownership of all such shares.

Also includes 7,500 shares of unvested restricted common stock, scheduled to fully vest in equal installments on February 24, 2015, 2016 and 2017, which are entitled to cash dividends and voting rights even though such shares are not vested.
(5)	Includes (i) 13,334 shares underlying warrants exercisable within 60 days of March 24, 2014 held though Signature Group Holdings, LLC (the “LLC”), of which Mr. Manderson is one of the seven nominees, and (ii) options to acquire 56,700 shares of common stock, exercisable within 60 days of March 24, 2014, granted pursuant to Mr. Manderson’s employment agreement. Also includes 7,500 shares of unvested restricted common stock, scheduled to fully vest in equal installments on February 24, 2015, 2016 and 2017, which are entitled to cash dividends and voting rights even though such shares are not vested.
(6)	Includes 6,977 shares of unvested restricted common stock, scheduled to fully vest on January 1, 2015, which are entitled to cash dividends and voting rights even though such shares are not vested.
(7)	Includes 6,977 shares of unvested restricted common stock, scheduled to fully vest on January 1, 2015, which are entitled to cash dividends and voting rights even though such shares are not vested.
(8)	Includes 6,977 shares of unvested restricted common stock, scheduled to fully vest on January 1, 2015, which are entitled to cash dividends and voting rights even though such shares are not vested, and 24,406 shares held in family custodial accounts and trusts. Also includes 114,830 shares of common stock owned by Charlestown Capital Advisors, LLC, and over which Charlestown Capital Advisors, LLC has voting and dispositive power, as Mr. Maheshwari is the managing director of Charlestown Capital Advisors, LLC.
(9)	Includes 6,977 shares of unvested restricted common stock, scheduled to fully vest on January 1, 2015, which are entitled to cash dividends and voting rights even though such shares are not vested.
(10)	Does not include shares held by Messrs. Noell, Koral or Colville, who are no longer directors or executive officers of the Company.
(11)	Pursuant to a Schedule 13D filed with the SEC on September 10, 2012, Zell Credit Opportunities Master Fund, L.P., a Delaware limited partnership (“Master Fund”), and Chai Trust Company, LLC, an Illinois limited liability company (“Chai Trust”), reported that, as of August 29, 2012, they had shared dispositive and voting power with respect to the shares. Master Fund is a limited partnership, the general partner of which is Chai Trust. Philip G. Tinkler, one of our directors, is the Chief Financial Officer of Chai Trust. The business address of Master Fund and Chai Trust is Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606.

AUDIT INFORMATION

Fees Paid to Independent Registered Public Accounting Firm

The Company’s independent auditor for the fiscal years ended December 31, 2013 and 2012 was Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), an independent registered public accounting firm. The following table presents the aggregate fees billed to us for such years by Squar Milner for the indicated services:

	Year Ended December 31,
	2013	2012
Audit fees	$718,080	$499,200
Audit-related fees	41,060	6,594
Tax fees	—	—
All other fees	—	—

	$759,140	$505,794

Audit Fees. Audit fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q and other regulatory filings, the stand-alone audit of the annual financial statements for our Industrial Supply segment (in 2013) and the audit of our internal control over financial reporting (in 2013).

Audit-Related Fees. Audit-related fees consist of fees for professional services, including assurance and related services, that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” For 2013, audit-related fees included services provided in connection with registration statements on Form S-3 and Form S-4, and for 2012, included services provided in connection with a registration statement on Form S-8, all filed by the Company with the SEC.

Tax Fees. Tax fees consist of fees for tax compliance, tax analysis, tax advice and tax planning services, including the preparation of federal, state and international tax returns, and for tax consultations, including tax planning and federal, state and international tax advice. Squar Milner performed no such services for Signature for the years ended December 31, 2013 and 2012.

All Other Fees. All other fees are fees for any services not included in the first three categories. There were no fees billed to us by Squar Milner in this category in 2012 or 2013.

Audit Committee Pre-Approval Policies and Procedures

The prior approval of the Audit Committee was obtained for all services provided by Squar Milner for 2013. Such pre-approval was given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor, on an individual basis or pursuant to policies and procedures established by the Audit Committee in accordance with Section 2-01 of Regulation S-X of the Commission.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the public reporting process. Squar Milner, the Company’s independent registered public accounting firm for 2013, was responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and on the operating effectiveness of our internal control over financial reporting.

In this context, the committee has reviewed and discussed with management the audited consolidated financial statements for the year ended December 31, 2013. The committee has discussed with Squar Milner the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T as well as other relevant standards. Squar Milner has provided to the committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the committee has discussed with Squar Milner that firm’s independence. The Audit Committee has concluded that Squar Milner’s provision of audit and non-audit services to the Company and its affiliates is compatible with Squar Milner’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors (and the Board approved) that the audited consolidated financial statements for the year ended December 31, 2013 be included in the Annual Report for filing with the Commission. This report is provided by the following directors, who comprised the Audit Committee as of the date of the review and recommendation referred to above:

Patrick E. Lamb (Chairman)

Raj Maheshwari

Philip G. Tinkler

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2012, except in connection with the Settlement Agreement, pursuant to which we agreed to reimburse certain out-of pocket expenses of the group of stockholders up to $250,000, and as described above in “Director Compensation” on page 17 and in “Executive Officers, Compensation and Other Information” beginning on page 20, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two fiscal years and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of common stock and other securities of the Company on Forms 3, 4 and 5 with the SEC. Reporting Persons are required, by SEC regulations, to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and we are required to report any failure to file by such dates by a Reporting Person. Based solely on our review of reports received by us or written representations from the Reporting Persons, we believe that all of the Reporting Persons complied timely with all applicable Section 16(a) filing requirements.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board of Directors does not presently intend to bring any other business before the meeting, and, we are not aware of any matters to be presented, other than those described in this proxy statement. However if any business matters other than those referred to in this proxy statement should properly come before the meeting, the persons named in the proxy will, to the extent permitted by applicable rules of the Commission, use their discretion to determine how to vote your shares.

Proxy Solicitation

The cost of soliciting proxies on behalf of the Board of Directors will be borne by Signature. These costs will include the expense of preparing, assembling, printing and mailing the Notice, this proxy statement and any other material used in the Board’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to banks, brokerage firms, custodians and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions.

As a result of the potential proxy contest initiated by Mr. Crockett, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained Morrow as our proxy solicitor in conjunction with the Annual Meeting for an estimated fee of $15,000, plus reimbursement of out-of-pocket expenses. Morrow expects that approximately 7 of its employees will assist in the solicitation, however, Morrow has indicated that if a contest is initiated, up to 40 of their employees may assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year may substantially exceed those normally spent for an annual meeting of stockholders if a contest is initiated. Such additional costs are expected to aggregate approximately $100,000, exclusive of any costs related to any litigation in connection with the Annual Meeting. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; fees of outside counsel to advise the Company in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common stock; and the costs of retaining an independent inspector of election. To date, we have incurred approximately $10,000 of these solicitation costs.

In addition to solicitations by Morrow and solicitations of proxies by mail, solicitations may be made personally, by telephone, fax, or other electronic means by our directors and officers and regular employees, who will not be additionally compensated for any such services. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, which must be borne by the stockholder.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION OF PROXIES

Under applicable SEC rules and regulations, the members of the Board of Directors and certain executive officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. Certain required information regarding these “participants” is set forth in Annex A to this Proxy Statement.

By order of the Board of Directors,

W. Christopher Manderson

Corporate Secretary and General Counsel

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES

The members of the Company’s Board of Directors and certain executive officers are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting under applicable SEC rules and regulations. The following sets forth certain information about the persons who are “participants.”

Directors, Nominees and Executive Officers

The following table sets forth the names of the Company’s directors (each of whom is also a nominee for director) as well as the Company’s officers who are “participants.” The principal occupations or employment of the Company’s directors and executive officers are set forth under the captions “Proposal One — Election of Directors” and “Executive Officers, Compensation and Other Information,” respectively, in this proxy statement. The principal business address of each such person is c/o Signature Group Holdings, Inc., 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403.

Name	Role with the Company
Craig T. Bouchard	Chairman of the Board and Chief Executive Officer, Signature Group Holdings, Inc.; Nominee
Peter C.B. Bynoe	Director and Nominee
Patrick E. Lamb	Director and Nominee
Raj Maheshwari	Director and Nominee
Philip G. Tinkler	Director and Nominee
Kyle Ross	Executive Vice President and Chief Financial Officer of the Company
Chris Manderson	Executive Vice President, General Counsel and Corporate Secretary of the Company

Information Regarding Ownership of the Company’s Securities by the Participants

Except as described in this Annex A or in this proxy statement, none of the persons listed above under the caption “Directors, Nominees and Executive Officers” owns any securities of the Company of record that they do not own beneficially. The number of securities of the Company beneficially owned by directors and executive officers who are participants as of March 24, 2014 is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

Company Securities Purchased or Sold April 3, 2012 through April 3, 2014

The following table sets forth all transactions within the past two years that may be deemed purchases and sales of securities of the Company by each of the persons that may be deemed participants. None of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

	Date	Number of Shares of Common Stock*	Transaction Type
Craig T. Bouchard	February 24, 2014	12,500	1
	June 5, 2013	25,000	1
	June 5, 2013	50,000	3
	June 5, 2013	150,000	3
	August 5, 2013	3,000**	2
	August 2, 2013	7,000**	2
	June 11, 2013	5,000**	2
	June 10, 2013	48,037**	2
	June 7, 2013	4,050**	2
	March 28, 2013	10,000**	2
	March 12, 2013	10,000**	2
	January 29, 2013	8,900**	2
	January 28, 2013	11,100**	2
Peter C.B. Bynoe	January 2, 2014	6,977	1
	August 8, 2013	2,481	1
	August 2, 2013	12,500	2
Patrick E. Lamb	January 2, 2013	18,293	1
	January 2, 2014	6,977	1
Christopher Manderson	February 24, 2014	7,500	1
	December 31, 2013	(7,329)	4
	November 5, 2012	19,500	1
	November 5, 2012	75,600	3
Raj Maheshwari	January 2, 2014	6,977	1
	August 8, 2013	2,481	1
	March 6, 2013	30,850***	2
	January 8, 2013	2,050***	2
	December 28, 2013	2,750***	2
	December 27, 2012	1,132***	2
	November 30, 2012	600***	2
	November 27, 2012	4,150***	2
	November 13, 2012	2,500***	2
	November 2, 2012	8,495***	2
	April 10, 2012	420***	2
	April 9, 2012	6,800***	2
Kyle Ross	February 24, 2014	7,500	1
	December 31, 2013	(15,659)	4
	December 17, 2012	5,724	3
	August 20, 2012	4,035	2
	August 21, 2012	94	2
	August 21, 2012	871	2
Philip G. Tinkler	January 2, 2014	6,977	1
	January 2, 2013	182,927	1
	August 13, 2012	10,570	1

*	Represents shares as adjusted for the one-for-ten reverse stock split effective October 15, 2013.
**	Shares owned by Bouchard 10S LLC, a Delaware limited liability company, which holds certain assets for Craig T. Bouchard and his family. Mr. Bouchard, as Managing Member of Bouchard 10S, LLC, may be deemed to have the power to vote or direct the vote of (and the power to dispose or direct the disposition of) these shares.
***	Shares owned by Charlestown Capital Advisors, LLC, a Delaware limited liability company, for which Mr. Maheshwari serves as Managing Director.
(1)	Grant of shares of restricted common stock by Signature.
(2)	Open market purchase of Signature common stock.
(3)	Grant of employee common stock options by Signature. The table presents the number of shares of Signature common stock for which the common stock option is exercisable, subject to vesting.
(4)	Repurchase by Signature for the purpose of satisfying tax withholding obligations.

Information Concerning Participants

Except as described in this Annex A or in this proxy statement, no participant or any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since April 3, 2012, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a participant; (ii) in which the amount involved exceeds $120,000; and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or in this proxy statement, (i) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company, any parent of the Company or any subsidiary of the Company; and (ii) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Annex A or in this proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Annex A or in this proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate, since April 3, 2012, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Annex A or in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

SIGNATURE GROUP HOLDINGS, INC.

15301 VENTURA BLVD

SUITE 400

SHERMAN OAKS, CA 91403

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Craig T. Bouchard

02 Peter C.B. Bynoe

03 Patrick E. Lamb

04 Raj Maheshwari

05 Philip G. Tinkler

The Board of Directors recommends you vote FOR proposals 2 and 3:

For

Against

Abstain

2. To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3. To approve, by advisory vote, the compensation of our named executive officers.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

SIGNATURE GROUP HOLDINGS, INC.

Annual Meeting of Stockholders

April 29, 2014 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Kyle Ross and Jeff Crusinberry, and each of them, as proxy holders with full power of substitution and authority to act in the absence of the other, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SIGNATURE GROUP HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PST on April 29, 2014, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted, as applicable, “FOR” each of the nominees listed in proposal 1 and “FOR” each of proposals 2 and 3.

Continued and to be signed on reverse side

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